                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant under Rule 14a-12

                         GLOBAL IMAGING SYSTEMS, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------

  (5) Total fee paid:
    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
    ------------------------------------------------------------------------

  (2) Form, schedule or registration statement no.:
    ------------------------------------------------------------------------

  (3) Filing party:
    ------------------------------------------------------------------------

  (4) Date filed:
    ------------------------------------------------------------------------

                         GLOBAL IMAGING SYSTEMS, INC.

                     3820 NORTHDALE BOULEVARD, SUITE 200A
                             TAMPA, FLORIDA 33624

                                                                   July 6, 2001

Dear Fellow Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Global Imaging Systems, Inc. to be held on Monday, August 13, 2001, at 10:00 a.m., eastern time, at the offices of Global Imaging Systems, Inc., 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624.

  The matters to be acted on at the meeting are described in the accompanying Notice and Proxy Statement. A proxy card on which to indicate your vote and an envelope, postage paid, in which to return your proxy are enclosed. A copy of our Annual Report to Stockholders also is enclosed.

  We realize that each of you cannot attend the meeting and vote your shares in person. However, whether or not you plan to attend the meeting, we need your vote. We urge you to complete, sign, and return the enclosed proxy so that your shares will be represented. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

  Remember, this is your opportunity to voice your opinion on matters affecting Global. We look forward to receiving your proxy and perhaps seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Thomas S. Johnson

                                          Thomas S. Johnson
                                          President and Chief Executive
                                           Officer

Enclosures

                         GLOBAL IMAGING SYSTEMS, INC.

                     3820 NORTHDALE BOULEVARD, SUITE 200A
                             TAMPA, FLORIDA 33624

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To be held on August 13, 2001

  You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Global Imaging Systems, Inc. to be held on Monday, August 13, 2001, at 10:00 a.m., eastern time, at the offices of Global Imaging Systems, Inc., 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624, to consider and vote upon the following matters:

  1. Election of three directors to serve for a three-year term;

  2. Approval of the Amended and Restated 1998 Stock Option and Incentive Plan; and

  3. Any other matter that properly comes before the meeting.

  Only stockholders of record at the close of business on June 18, 2001, will be entitled to vote at the meeting or any adjournments thereof.

  YOUR VOTE IS VERY IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By order of the Board of Directors

                                          /s/ Raymond Schilling

                                          Raymond Schilling
                                          Senior Vice President, Chief
                                           Financial Officer,
                                          Secretary and Treasurer

Tampa, Florida
July 6, 2001

                         GLOBAL IMAGING SYSTEMS, INC.

                     3820 NORTHDALE BOULEVARD, SUITE 200A
                             TAMPA, FLORIDA 33624

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                         To be held on August 13, 2001

  This Proxy Statement is furnished to stockholders of Global Imaging Systems, Inc., a Delaware corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Global to be held on Monday, August 13, 2001, at 10:00 a.m., eastern time, at the offices of Global Imaging Systems, Inc., 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624, for the purposes set forth in the Notice of Meeting. This solicitation of proxies is made on behalf of our board of directors.

  Holders of record of shares of our common stock as of the close of business on the record date, June 18, 2001, are entitled to receive notice of, and to vote at, the meeting. The common stock constitutes the only class of securities entitled to vote at the meeting, and each share of common stock entitles the holder thereof to one vote. At the close of business on June 18, 2001, there were 18,049,447 shares of common stock outstanding.

  Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned form of proxy, the shares will be voted FOR the election of all nominees for director and FOR the approval of the Amended and Restated 1998 Stock Option and Incentive Plan. We know of no business other than the election of directors and approval of the amended and restated plan to be transacted at the meeting. If other matters requiring a vote do arise, the persons named in the proxy intend to vote in accordance with their judgment on such matters.

  To be voted, proxies must be filed with our Secretary prior to the time of voting. Proxies may be revoked at any time before they are exercised by filing with our Secretary a notice of revocation or a later dated proxy or by voting in person at the meeting.

  Our 2001 Annual Report to Stockholders for the fiscal year ended March 31, 2001, is enclosed with this proxy statement. This Proxy Statement, the proxy card and the 2001 Annual Report to Stockholders were mailed to stockholders on or about July 10, 2001. Our executive offices are located at 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624.

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

Board of Directors

  Our Board of Directors is comprised of eight members divided into three classes, with members of each class of the directors elected by the stockholders annually. Currently, only seven members serve on the Board of Directors leaving one vacancy for a director which the Board of Directors intends to fill at some time in the future. The directors whose terms will expire at the meeting are Thomas S. Johnson, Carl D. Thoma and Eric R. McCarthey. Messrs. Johnson, Thoma and McCarthey have been nominated for election at the meeting as directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Each of the nominees has consented to serve a term as a Class III director.

  Three nominees for director will be elected upon a favorable vote of a plurality of the shares of our common stock present, in person or by proxy, and entitled to vote at the meeting. Shares represented by proxies cannot be voted for more than the three nominees for director. Our Board of Directors recommends a vote FOR Thomas S. Johnson, Carl D. Thoma and Eric R. McCarthey as directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Should any or all of these nominees become unable to serve for any reason, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees, or may reduce the number of directors on the Board of Directors.

  Nominees for Election to Term Expiring 2004--Class III. The three directors standing for election are as follows:

  Thomas S. Johnson, 55 has served as our director and as President and Chief Executive Officer since our founding in June 1994. From 1991 to 1994, Mr. Johnson was an office imaging industry consultant. From 1989 to 1990, Mr. Johnson served as Chief Operating Officer for Danka. From 1975 to 1989, Mr. Johnson worked at IKON (formerly known as Alco Standard Corporation) in various staff and operating roles. When he left IKON in 1989, he was Vice President--Operations of the Office Products group and was responsible for acquisitions and turning around under-performing operations. Mr. Johnson has been involved in the acquisition of over 79 office equipment dealers since 1985, and has over 23 years of experience in acquiring and integrating businesses. Mr. Johnson graduated with a B.S. degree from the University of Florida in 1972, and received his MBA from Harvard Business School in 1976.

  Carl D. Thoma, 52 has served as our director since our founding in June 1994. Mr. Thoma is the Managing Partner of Thoma Cressey Equity Partners, a private equity investment company in Chicago, Illinois, Denver, Colorado and San Francisco, California formed in December 1997 as a successor entity to Golder, Thoma, Cressey, Rauner, Inc. Mr. Thoma co-founded and has been a Principal and General Partner with Golder, Thoma, Cressey, Rauner, Inc. in Chicago, Illinois, since 1980 and has been a Managing Partner of Golder, Thoma, Cressey, Rauner, Inc. since 1993. Mr. Thoma is also a director of National Equipment Services, Inc. and several private companies.

  R. Eric McCarthey, 45 has served as our director since January 2001. Mr. McCarthey is the Senior Vice President of Sales and Marketing of Coca-Cola Fountain North America and a member of the Senior Operating Committee of the North America Business Group at Coca-Cola Company. Mr. McCarthey has served in various positions at Coca-Cola Company since 1981.

Directors Continuing in Office

 Term Expiring 2002--Class I. The following Class I directors have terms expiring in 2002.

  Edward N. Patrone, 66 has served as our director since August 1998. Currently retired, Mr. Patrone served as senior consultant to IKON from 1991 to 1997, and in various executive positions with IKON prior to that time, including as President and Chief Executive Officer of Paper Corporation of America, a subsidiary of IKON, from 1988 to 1991, and as Executive Vice President from 1983 to 1988. Mr. Patrone has been active in the office products industry for over 17 years. Mr. Patrone is also a director of Primesource Corporation and CompuCom Systems, Inc.

  Mark M. Lloyd, 57 has served as our director since August 1999. Since its founding in 1981, Mr. Lloyd has also served as President of Southern Business Communications, Inc., which we acquired in October 1996. Mr. Lloyd has served as a director of Centre Business Products, Inc. and Proview, Inc., two subsidiaries of Southern Business Communications, Inc., since they were acquired by us in August 1998 and September 1998, respectively. Mr. Lloyd has been active in the office products industry for over 35 years. Mr. Lloyd joined 3M in 1964 in sales, and served there in a variety of managerial capacities until his departure in 1981, at which time he was National Sales Manager of the Visual Systems Division in St. Paul, Minnesota. Mr. Lloyd is also a director of Daniel Communications, Inc., Brinckmann & Associates, Inc. and AV Presentations, Inc. all of which are subsidiaries of Southern Business Communications, Inc.

 Term Expiring 2003--Class II. The following Class II directors have terms expiring in 2003:

  Bruce D. Gorchow, 43 has served as our director since October 1996. Since 1999, Mr. Gorchow has served as President of PPM America Capital Partners, LLC. From 1991 through 1999, Mr. Gorchow was Executive Vice President and head of the Private Finance Group of PPM America, Inc. Prior to joining PPM America, Inc., Mr. Gorchow was a Vice President at Equitable Capital Management, Inc. Mr. Gorchow received his B.A. in Economics from Haverford College in 1980 and received his MBA in Finance from the Wharton School of the University of Pennsylvania in 1982. Mr. Gorchow is also a director of Leiner Health Products, Inc., Corvest Holdings, Inc., EMSI Holdings, Inc., B2B Solutions, Inc., Packaging Advantage Corporation, Inc., Burke Industries, Inc., Elgar Electronics, Inc., Elizabeth Arden Salon and Spa Holdings, Inc. and Examination Management Services, Inc.

  William C. Kessinger, 35 has served as our director since December 1995. Mr. Kessinger is a Principal in GTCR Golder Rauner, LLC, a private equity investment company in Chicago, Illinois formed in January 1998 as a successor entity to Golder, Thoma, Cressey, Rauner, Inc. Mr. Kessinger joined Golder, Thoma, Cressey, Rauner, Inc. in May 1995 and became a Principal in September 1997. From July 1994 to May 1995, Mr. Kessinger was a Principal with The Parthenon Group. From August 1992 to June 1994, Mr. Kessinger attended Harvard Business School, where he received his MBA. Prior to that time, Mr. Kessinger served as an Associate with Prudential Asset Management Asia from August 1988 to June 1992. Mr. Kessinger is also a director of AnswerThink Consulting Group, Inc., National Equipment Services, Inc., Excalibur Tubular Corp., Wallace Theater Group Corp., International Payment Services, Cambridge Protection Industries, Inc. and Transaction Network Services, Inc.

Committees and Meeting of the Board of Directors

  Our Board of Directors has established two committees, a compensation committee and an audit committee. Our Board of Directors has not established a nominating committee.

  Compensation committee. The compensation committee is responsible for determining executive officers' compensation and for administering our 1998 Stock Option and Incentive Plan. The compensation committee held one meeting during the fiscal year ended March 31, 2001. Carl D. Thoma, William C. Kessinger, Bruce D. Gorchow, Edward N. Patrone and R. Eric McCarthey are members of the compensation committee.

  Audit committee. The audit committee is responsible for (1) making recommendations about our independent public accountants, (2) reviewing audit plans and results with our independent public accountants, (3) reviewing the independence of the independent public accountants, (4) considering the range of audit and non-audit fees and (5) reviewing our internal accounting controls. The audit committee held one meeting during the fiscal year. Bruce
D. Gorchow, Edward N. Patrone and R. Eric McCarthey, all of whom are non-employee directors, are the members of the audit committee.

  The Board of Directors held five meetings during the fiscal year ended March 31, 2001. During the fiscal year, Messrs. Patrone and Gorchow attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors and
(ii) all meetings of committees of which such director was a member.

Compensation of Directors

  All of our directors are entitled to be reimbursed for certain expenses in connection with their attendance at board and committee meetings. Except for Carl Thoma, William Kessinger, and Bruce Gorchow, directors who are not Global employees also receive a $1,500 fee for each board meeting they attend. In addition, directors are eligible to receive awards under our 1998 Stock Option and Incentive Plan. Global anticipates that future directors who are not employees will each receive an option to purchase 10,000 shares of common stock when they are first elected to the board, and that each non-employee director other than Carl Thoma, William Kessinger and Bruce Gorchow will receive an option to purchase 2,000 shares of common stock for each of the following years during which he or she serves as a director. Each of Edward Patrone and Eric McCarthey has received grants in accordance with this policy. Each of these options is expected to be exercisable for a purchase price equal to the market value of the underlying stock on the date of grant, to have a term of ten years and to vest in five equal annual installments beginning on the first anniversary of the date of grant.

                            EXECUTIVE COMPENSATION

  Summary Compensation Table. The following table sets forth compensation paid to or earned by our Chief Executive Officer, all other executive officers of Global and one former executive officer of Global, all of whom are also referred to in this proxy statement as the named executive officers:

                          Summary Compensation Table

                                      Annual              Long-Term
                                   Compensation      Compensation Awards
                                ------------------ -----------------------
                                                    Restricted  Securities
Name and Principal       Fiscal                       Stock     Underlying     All Other
Position                  Year  Salary($) Bonus($) Awards($)(1) Options(#) Compensation($)(2)
------------------       ------ --------- -------- ------------ ---------- ------------------
Thomas S. Johnson.......  2001  $330,000  $300,000     --        100,000        $23,871
  President and           2000   300,000   255,000     --        100,300         21,875
  Chief Executive         1999   250,000   125,000     --            250          4,563
   Officer

Raymond Schilling.......  2001  $200,000  $100,000     --            --         $14,266
  Senior Vice President,  2000   180,000    90,000     --         30,300         13,312
  Chief Financial         1999   135,000    67,500     --         10,250          2,739
   Officer,
  Secretary and
   Treasurer

Michael Mueller(3)......  2001  $200,000  $100,000     --            --         $14,997
  Senior Vice President,  2000   180,000    90,000     --         30,300         14,938
  Chief Operating         1999   135,000    67,500     --         10,250          5,120
   Officer

Alfred N. Vieira........  2001  $145,000  $ 72,500     --            --         $15,318
  Vice President of       2000   130,000    62,500     --         15,300         14,748
   Operations             1999   115,000    57,500     --          5,250          2,499
  and Service

Todd S. Johnson.........  2001  $110,000  $ 55,000     --            --         $13,314
  Vice President of       2000    80,000    25,000     --         10,300         11,850
   Acquisitions           1999    60,000    15,000     --          6,250          1,875

--------
(1) At March 31, 2001, Mr. Vieira held 34,510 shares of restricted stock worth $191,766 based on the difference between the price paid by Mr. Vieira for the restricted shares and the closing price per share of $5.625 on March 30, 2001.
(2) Consists of matching contributions to our 401(k) plan and car allowances of $1,500 for Mr. Tom Johnson and $800 per month for the other named executive officers.
(3) Michael Mueller served as Global's Senior Vice President and Chief Operating Officer until June 30, 2000 when he assumed the position of President of the Dahill Group, Global's core company in Texas. As a result, Michael Mueller is no longer considered an executive officer of Global.

  Option Grants Table. The following table shows information relating to options to purchase common stock granted to the named executive officers during the year ended March 31, 2001:

                           Option Grants in Last Fiscal Year

                                         Individual Grants
                         --------------------------------------------------
                                                                            Potential Realizable Value
                         Number of                                          at Assumed Annual Rates of
                         Securities Percent of Total                         Share Price Appreciation
                         Underlying Options Granted                               for Option Term
                          Options   to Employees in   Exercise   Expiration ---------------------------
Name                      Granted     Fiscal Year    Price($/Sh)    Date         5%           10%
----                     ---------- ---------------- ----------- ---------- ------------ --------------
Thomas S. Johnson.......  100,000        73.53%         $8.00     5/17/10   $    503,116 $    1,274,994
Raymond Schilling.......      --
Michael Mueller.........      --
Alfred N. Vieira........      --
Todd S. Johnson.........      --

  The options described in the table above become exercisable in five equal annual installments beginning on May 18, 2001, and have a term of ten years. The exercise price of the options is based on the closing price per share of our common stock of $8.00 as reported on Nasdaq on May 18, 2000, the date of grant.

  Aggregated Option Exercises and Fiscal Year-End Option Values Table. The following table shows information concerning options held by the named executive officers at March 31, 2001:

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                   Number of Securities      Value of Unexercised
                                                  Underlying Unexercised         In-the-Money
                                                        Options at                Options at
                           Shares                    March 31, 2001(#)       March 31, 2001($)(1)
                         Acquired on    Value    ------------------------- -------------------------
Name                     Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
Thomas S. Johnson.......     --          --        20,160       180,390        --           --
Raymond Schilling.......     --          --        10,160        30,390        --           --
Michael Mueller.........     --          --        10,160        30,390        --           --
Alfred N. Vieira........     --          --         5,160        15,390        --           --
Todd S. Johnson.........     --          --         4,560        11,990        --           --

--------
(1) Based on the closing price of $5.625 per share of common stock on March 30, 2001, as reported on the Nasdaq National Market.

Executive Employment Agreements

  We have entered into a senior employment agreement with each of Mr. Thomas Johnson, Mr. Schilling, Mr. Mueller, Mr. Vieira and Mr. Todd Johnson. Mr. Mueller resigned as an executive officer of Global effective June 30, 2000 in order to serve as President of the Dahill Group, Global's core company in Texas. Under these agreements, each executive receives an annual base salary. For the fiscal year ended March 31, 2001, these annual base salaries were set at $330,000 for Mr. Tom Johnson, $200,000 for Mr. Schilling, $145,000 for Mr. Vieira and $110,000 for Mr. Todd Johnson. Mr. Mueller's salary for the 2001 fiscal year was $200,000. The executives' annual base salaries are subject to periodic increases at the discretion of our Board of Directors. Each executive officer is also eligible for an annual bonus of up to 50% of his annual base salary upon attaining budgetary and other objectives set by our Board of Directors. In the case of Mr. Tom Johnson, he is entitled to receive an additional bonus equal to 50% of his annual base salary in the event Global achieves performance or a substantial increase in its value far in excess of those objectives established by the Board of Directors.

  Each of the executives is entitled to all other benefits approved by our Board of Directors and made available to our senior management. Each executive is also entitled to receive reimbursement of expenses for customary travel, civic and luncheon club dues and other expenses. In addition, Mr. Tom Johnson and each of Mr. Schilling, Mr. Vieira and Mr. Todd Johnson are entitled and to receive a monthly stipend for automobile expenses of $1,500 and $800, respectively. Mr. Mueller was also entitled to receive a monthly stipend for automobile expenses of $800. Mr. Tom Johnson's employment under his senior executive agreement terminates on April 1, 2002 but renews automatically for successive three-year periods unless otherwise terminated by either party upon 60 days' written notice prior to the end of the applicable term. The terms of employment under each of Mr. Schilling, Mr. Vieira and Mr. Todd Johnson's senior executive agreements terminate on April 1, 2003 but renew automatically for successive three-year periods unless otherwise terminated by either the applicable executive or Global upon 60 days' written notice prior to the end of the applicable term.

  In the event we terminate Mr. Tom Johnson's employment without cause or Mr. Tom Johnson terminates his employment for good reason (including as a result of a change in control of Global), Mr. Tom Johnson is entitled to receive severance pay equal to his base salary and his bonus for the prior year plus all fringe benefits to which he otherwise would be entitled for 2 years after the date of termination.

  In the event we terminate Mr. Schilling's employment without cause, he will be entitled to receive severance pay equal to his base salary and bonus plus all fringe benefits to which he otherwise would be entitled for the prior year for two years after the date of termination. If Mr. Schilling terminates his employment for good reason (including as a result of a change in control of Global), he will be entitled to receive severance pay equal to his base salary and bonus plus all fringe benefits to which he otherwise would be entitled for the prior year for one year after the date of termination. In either event, we will continue to provide healthcare coverage for at least two years following the date of termination. Mr. Mueller's senior executive agreement contained similar terms with respect to termination.

  In the event we terminate either Mr. Vieira or Mr. Todd Johnson's employment without cause, he will be entitled to receive severance pay equal to his base salary and bonus plus all fringe benefits to which he otherwise would be entitled for the prior year for one year after the date of termination. If either Mr. Vieira or Mr. Todd Johnson terminates his employment for good reason (including as a result of a change in control of Global), he will be entitled to receive severance pay equal to his base salary and bonus plus all fringe benefits to which he otherwise would be entitled for the prior year for six months after the date of termination. In either event, we will continue to provide healthcare coverage for at least one year following the date of termination.

  Each of the senior executive employment agreements contains, and in the case of Mr. Mueller contained, a confidentiality covenant during the term of employment and a covenant not to compete with us and our affiliates for a period ranging from one to two years after the termination of employment in the case of Messrs. Tom Johnson, Schilling and Mueller and for a period of two years after the termination of employment in the case of Messrs. Vieira and Todd Johnson. In addition, each of the senior executive employment agreements contains, and in the case of Mr. Mueller contained, a covenant not to solicit any of our or our subsidiaries' executives, employees, customers, suppliers, vendors, licensees or other business relations for a period ranging from two to three years following termination of employment in the case of Messrs. Tom Johnson, Schilling and Mueller and for a period of two years after the termination of employment in the case of Messrs. Vieira and Todd Johnson.

  Under his senior executive employment agreement, Mr. Tom Johnson received, on May 18, 2000 and on April 1, 2001, options to purchase 100,000 shares of our common stock, and, during the term of his employment agreement, is entitled to receive annually additional options to purchase 100,000 shares of our common stock, at the exercise price equal to the stock's fair market value on the date of grant. These options vest in five equal annual installments beginning one year after the date of grant and expire no later than ten years after the date of grant.

Retirement Savings Plan

  We maintain a 401(k) savings plan that is intended to be a qualified retirement plan under the Internal Revenue Code. Generally, all of our employees who work at least 1,000 hours per year and are at least 21 years of age are eligible to participate in the plan. They may enter the plan at the first calendar quarter following their original employment date; at this point participants may make salary deferral contributions to the savings plan, subject to the limitations imposed by the Internal Revenue Code, with no company match. We may make discretionary matching contributions after participants have completed one year of service, beginning at the next calendar quarter after a participant's one year anniversary. Participants' contributions may be invested in any of several investment alternatives including a fund that invests solely in shares of our common stock. Participants become vested in our contributions according to a graduated vesting schedule based upon length of service with us.

  Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following Performance Graph and Report on Executive Compensation shall not be incorporated by reference into any such filings

                               PERFORMANCE GRAPH

  The following graph presents a comparison of the cumulative total return on our common stock with the Russell 2001 Index and an Office Equipment Peer Group Index. The Office Equipment Peer Group Index is comprised of Global, Danka Business Systems PLC, IKON Office Solutions, Inc. and Xerox Corporation. This graph assumes that $100 was invested at the time of our initial public offering, on June 17, 1998, in our common stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                                    [GRAPH]

                               6/17/98 3/31/99 3/31/00 3/31/01
--------------------------------------------------------------
  Global Imaging Systems         100     115      67      49
--------------------------------------------------------------
  Russell 2000 Index             100      90     121     101
--------------------------------------------------------------
  Office Equipment Peer Group    100     109      54      16

--------
* Office Equipment Peer Group includes: Global Imaging Systems, Inc., Danka Business Systems PLC, IKON Office Solutions, Inc. and Xerox Corporation.

                       REPORT ON EXECUTIVE COMPENSATION

  This report outlines how the compensation committee, referred to here as the committee, of the Board of Directors determined 2001 compensation levels for Global's executive officers, including the named executive officers. The committee, which is composed entirely of non-employee directors, is currently responsible for all aspects of Global's officer compensation programs and some aspects of non-officer compensation, and works closely with the entire Board in the execution of its duties.

  Overview and Philosophy. The committee strives to ensure that Global's compensation programs serve to motivate and retain executive officers and therefore to serve the best interests of Global and its stockholders. The committee's philosophy relating to executive compensation is to attract and retain highly qualified people at industry competitive salaries, and to link the financial interests of Global's senior management to those of Global's stockholders. The committee seeks to attain the goal of linking the interests of management with those of the stockholders, by linking a substantial portion of each executive's compensation to the achievement of certain defined operational and financial objectives adopted annually by the Board of Directors.

  Global's compensation structure has three general components: (i) base salary, (ii) annual cash bonuses and (iii) stock options.

  Base Salary. In the first quarter of each fiscal year, the committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, salary levels for Global's executive officers and certain other senior managers. The committee generally seeks to establish base salaries within the range of salaries paid to similarly situated executives by other companies in the office imaging systems industry. Generally, within this range, the salaries are determined subjectively, with the intent of reflecting past and expected future performance, responsibilities and contributions of the individual senior executive or manager, as well as Global's overall growth and profitability.

  Annual Cash Incentive Bonus. Under Global's incentive bonus plan for the fiscal year ended March 31, 2001, the Chief Executive Officer was eligible to receive a bonus of up to 100 percent of base salary. Executive officers were eligible to receive annual bonuses of up to 50 percent of base salary based on individual and overall company financial and operational performance. In May 2000, the committee reviewed both Global and individual core company performance goals recommended by management for purposes of establishing fiscal 2001 bonus opportunities. Financial goals included achievement of target levels with respect to revenues, operating income, earnings, asset management performance and acquisitions, with emphasis placed on earnings and revenues. Operational goals included internal revenue growth, operating income growth, asset management, new product initiatives, and the completion of certain corporate transactions, including strategic acquisitions. In determining the Chief Executive Officer's annual cash bonus, the committee also reviews Global's overall performance as well as specific personal objectives.

  Informally during the fiscal year and formally in May 2001, the Chief Executive Officer evaluated Global's and the individual core companies' performance against the established goals, and presented his evaluation, together with his reasoning and recommended bonus payment percentages. The committee then determined, based on the recommendations of the Chief Executive Officer and other members of management and certain other factors the committee considered relevant, the percentage of base salary to be awarded as a bonus to each executive officer. In addition, the committee established a bonus pool for other senior managers. The committee concluded that Global achieved substantial success in meeting most of its operational goals in fiscal 2001. The total bonus percentage awarded to each of the senior executives, excluding the Chief Executive Officer, was 100 percent of the target bonus amount, or 50 percent of annual base salary. Mr. Tom Johnson, the Chief Executive Officer, was awarded approximately 91% percent of the target bonus amount, or approximately 91% percent of annual base salary.

  Stock Options. The committee believes that the award of stock options provides meaningful long-term incentives that are directly related to the enhancement of stockholder value. Under the 1998 Stock Option and

Incentive Plan, stock options are granted at an exercise price equal to the closing price of Global's common stock on the date of the grant and generally vest over a five-year period. Therefore, the value of the grant to the recipient is directly related to an increase in the price of Global's common stock. In the fiscal year ended March 31, 2001, the Board of Directors approved a grant to Mr. Tom Johnson that was required under the terms of his executive agreement. No other executive officer received stock option grants for the fiscal year ended March 31, 2001. In addition, stock option grants occasionally may be awarded throughout the year to the senior management of acquired businesses. The number of stock options granted to each individual is determined subjectively based on a number of factors, including the general level of performance of Global stock, the individual's degree of responsibility, general level of performance by Global and its core companies, ability to affect future company performance, salary level and recent noteworthy achievements. Stock option awards are intended to incentivize employees to work towards achieving operational and financial goals that management believes will ultimately be reflected in stock value.

  Chief Executive Compensation. Based on the committee's review of the Chief Executive Officer's performance, the overall performance of Global and compensation levels for comparable positions in the industry, the committee authorized a merit increase of $30,000 in Mr. Tom Johnson's annual base salary from $300,000 in 2000 to $330,000 effective April 1, 2000. Mr. Tom Johnson also received $12,000 for certain perquisites. The committee maintained the Chief Executive Officer's target bonus percentage at 100 percent of base salary for fiscal 2001. The total bonus percentage awarded the Chief Executive Officer under Global's bonus plan in fiscal 2001 was approximately 91% percent of target, or approximately 91% percent of his base salary. As discussed above under "Annual Cash Incentive Bonus," the committee considered specific personal objectives of the Chief Executive Officer as well as overall Global performance. The personal objectives for the Chief Executive Officer in 2001 included management goals with respect to the operations of Global's core companies, the achievement of certain financial and operational goals, including acquisitions, and the achievement of objectives with respect to revenues and earnings. In accordance with the terms of his senior executive agreement, Mr. Tom Johnson received a grant of 100,000 stock options in May 2000 and in April 2001.

  The foregoing report has been furnished by the compensation committee of the Board of Directors:

   Carl D. Thoma (Chairman)  Edward N. Patrone
   William C. Kessinger      Bruce D. Gorchow
   Eric McCarthey

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

  Global made a loan to Mr. Thomas Johnson in the amount of $400,000 on October 13, 2000 in connection with the repayment of a margin loan owed by Mr. Johnson in order to allow Mr. Johnson to avoid having to sell shares of Global common stock at a price Mr. Johnson believed was inappropriately low. The loan was made on competitive terms and is evidenced by a promissory note which bears interest at an initial average annual rate of 6.75% which varies to equal the variable rate payable by Global under its revolving credit facility with First Union National Bank, and which matures on September 30, 2005. At June 18, 2001, Mr. Johnson owed Global a total of $400,000 in principal and $5,063 in interest pursuant to this loan.

  Todd S. Johnson, one of our executive officers, is the son of Thomas S. Johnson, our President and Chief Executive Officer. Todd S. Johnson received approximately $165,000 in salary and bonus for the fiscal year ended March 31, 2001.

  Global has entered into indemnification agreements with its directors and executive officers for the indemnification of and advancement of expenses to such persons to the full extent permitted by law.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 18, 2001, by (1) each of our directors and executive officers, (2) all of our directors and executive officers as a group and (3) each person (or group of affiliated persons) known by Global to beneficially own more than 5% of our outstanding common stock.

                                                                  Shares
                                                               Beneficially
                                                                 Owned(1)
                                                             -----------------
Name and Address of Beneficial Owner(1)                       Number   Percent
---------------------------------------                      --------- -------
Golder, Thoma, Cressey, Rauner Fund IV, L.P.(2)............. 7,404,525  41.0%
T. Rowe Price Associates, Inc.(3)........................... 1,258,000   7.0%
Thomas S. Johnson(4)........................................   785,384   4.3%
Raymond Schilling(5)........................................   231,878   1.3%
Michael Mueller(6)..........................................   192,384   1.1%
Alfred N. Vieira(7).........................................   199,346   1.1%
Todd S. Johnson(8)..........................................    53,491     *
Carl D. Thoma(2)............................................ 7,404,525  41.0%
Bruce D. Gorchow(9).........................................   864,398   4.8%
William C. Kessinger(2)..................................... 7,404,525  41.0%
Mark M. Lloyd(10)...........................................   128,427     *
Edward N. Patrone(11).......................................     7,200     *
Eric McCarthey(12)..........................................         0     *
All directors and executive officers as a group (11
 persons)(13)............................................... 9,867,033  54.3%

--------
  *  Less than 1%.
 (1) Unless otherwise indicated, each person has sole voting and investment power with respect to shares shown as beneficially owned by such person. For purposes of calculating the number and percentage of shares beneficially owned, the number of shares of common stock deemed outstanding consists of 18,049,447 shares outstanding on June 18, 2001, plus the number of shares of common stock underlying stock options held by the named person that are exercisable within 60 days. Except as otherwise specified below, the address of each of the beneficial owners identified is 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624.
 (2) Golder, Thoma, Cressey, Rauner, Inc. is the general partner of GTCR IV, L.P., which in turn is the general partner of Golder, Thoma, Cressey, Rauner Fund IV, L.P. As a result, all three of these entities may be deemed to share voting and investment power over, and therefore to be the beneficial owners of, the shares held by Golder, Thoma, Cressey, Rauner Fund IV, L.P. Their address is 233 South Wacker Drive, Suite 6100, Chicago, Illinois 60606. Carl Thoma and William Kessinger, both of whom are our directors, are each Principals of Golder, Thoma, Cressey, Rauner, Inc. and may therefore also be deemed to beneficially own these shares by virtue of their shared voting and investment power over them. Mr. Thoma's address is c/o Thoma Cressey Equity Partners, 233 South Wacker Drive, Suite 4460, Chicago, Illinois 60606. Mr. Kessinger's address is c/o GTCR Golder, Rauner, LLC, 233 South Wacker Drive, Suite 6100, Chicago, Illinois 60606.
 (3) Based on Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 7, 2001. T. Rowe Price Associates, Inc. has sole voting power over only 108,000 of these shares. Includes 1,100,000 shares of common stock which are deemed to be beneficially owned by T. Rowe Price New Horizons Fund, Inc. who also has the sole voting power, but not investment power, with respect to such shares The address for T. Rowe Price Associates, Inc. is c/o 100 E. Pratt Street, Baltimore, Maryland 21202. As of June 27, 2001, T. Rowe Price Associates, Inc.'s ownership decreased to 850,000 shares, and it no longer beneficially owns more than 5% of Global's outstanding common stock.
 (4) Includes 35,100 shares of common stock held of record by members of Mr. Johnson's immediate family over which Mr. Johnson has shared dispositive and sole voting power and 60,270 shares of common stock subject to options exercisable within 60 days.

 (5) Includes 18,270 shares of common stock subject to options exercisable within 60 days.
 (6) Includes 18,270 shares of common stock subject to options exercisable within 60 days.
 (7) Includes 2,765 shares held by Mr. Vieira's wife over which Mr. Vieira may be deemed to share voting and investment power. Also includes 9,270 shares of common stock subject to options exercisable within 60 days.
 (8) Includes 10,200 shares of common stock held of record by members of Mr. Todd Johnson's immediate family over which Mr. Todd Johnson may be deemed to sharing voting and investment power. Also includes 7,870 shares of common stock subject to options exercisable within 60 days.
 (9) As the exclusive investment advisor to Jackson National Life Insurance Company, PPM America, Inc. shares voting and investment power over, and therefore may be deemed to be the beneficial owner of, the shares held by Jackson National Life Insurance Company. Bruce Gorchow, a director of Global, is Executive Vice President of PPM America, Inc. and a member of its underwriting committee. Accordingly, Mr. Gorchow may be deemed to share voting and investment power over, and therefore beneficial ownership of, Jackson National Life Insurance Company's shares. The address for Jackson National Life Insurance Company, PPM America, Inc. and Mr. Gorchow is c/o PPM America, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.
(10) Includes 12,310 shares of common stock subject to options exercisable within 60 days.
(11) Includes 7,200 shares of common stock subject to options exercisable within 60 days. Mr. Patrone's address is 101 South Nineteenth Avenue, Longport, New Jersey 08403.
(12) Mr. McCarthey's address is c/o Coca-Cola Fountain, P.O. Box 105037, Atlanta, Georgia 30348-5037.
(13)  See notes (2) and (4) through (11).

            APPROVAL OF AMENDED AND RESTATED 1998 STOCK OPTION PLAN

                                 (Proposal 2)

  This section provides a summary of the terms of the 1998 Stock Option and Incentive Plan and the proposal to approve the plan as amended.

  Our Board of Directors approved the amendment and restatement of the 1998 Stock Option and Incentive Plan on May 18, 2001, subject to approval by Global's stockholders at this Annual Meeting. As part of the amendment and restatement of the 1998 Stock Option and Incentive Plan the number of shares of common stock reserved for issuance under the plan was increased from 1,820,000 shares to 2,520,000 shares. The 1998 Stock Option and Incentive Plan was originally approved by our Board of Directors on April 9, 1998, and our stockholders approved the plan on May 11, 1998. We are asking our stockholders to approve our Amended and Restated 1998 Stock Option and Incentive Plan as we have exhausted our supply of available shares and believe that Global's continued ability to grant options under the plan is essential to our success.

  The purpose of the Amended and Restated 1998 Stock Option and Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of Global. In the judgment of the Board of Directors, an initial or increased grant under the Amended and Restated 1998 Stock Option and Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of Amended and Restated 1998 Stock Option and Incentive Plan participants with those of our stockholders. Approval of the Amended and Restated 1998 Stock Option and Incentive Plan by our stockholders is also necessary to ensure that Global has the ability to grant options under the plan that qualify as performance-based under Section 162(m) of the Internal Revenue Code (as described in more detail below) and as incentive stock options under the Internal Revenue Code.

  On June 18, 2001, the number of shares of common stock reserved for issuance under the Amended and Restated 1998 Stock Option and Incentive Plan was 2,520,000 shares of common stock, no more than 600,000 of which may be issued pursuant to awards of restricted stock or restricted stock units. On June 18, 2001, the closing price of our common stock was $9.80 per share. Because participation and the types of awards under the Amended and Restated 1998 Stock Option and Incentive Plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or groups of participants if the Amended and Restated 1998 Stock Option and Incentive Plan is approved are not currently determinable.

  The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Amended and Restated 1998 Stock Option and Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the Amended and Restated 1998 Stock Option and Incentive Plan.

  The Board of Directors recommends that stockholders vote "FOR" the approval of the Amended and Restated 1998 Stock Option and Incentive Plan.

Description of the Plan

  A description of the provisions of the Amended and Restated 1998 Stock Option and Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated 1998 Stock Option and Incentive Plan, a copy of which is attached as Appendix A to this proxy statement.

  Administration. The Amended and Restated 1998 Stock Option and Incentive Plan is generally administered by the compensation committee of the Board of Directors. Subject to the terms of the plan, the compensation committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan.

  Common Stock Reserved for Issuance under the Plan. The common stock issued or to be issued under the Amended and Restated 1998 Stock Option and Incentive Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Amended and Restated 1998 Stock Option and Incentive Plan.

  Eligibility. Awards may be made under the Amended and Restated 1998 Stock Option and Incentive Plan to any employee of, or service provider or employee of a service provider providing, or who has provided, services to, Global or any subsidiary of Global, including any such employee who is an officer or director of Global or of any subsidiary of Global.

  Amendment or Termination of the Plan. The Board of Directors may terminate or amend the plan at any time and for any reason. The Amended and Restated 1998 Stock Option and Incentive Plan may also terminate in the case of certain mergers or acquisitions involving Global. Amendments to the plan will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

  Options. The Amended and Restated 1998 Stock Option and Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

  The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value is determined as the closing price of the common stock on the NASDAQ National Market on the date on which the determination is made. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that Global grants in substitution for options held by employees of companies that Global acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

  The term of each stock option is fixed by the compensation committee and may not exceed 10 years from the date of grant. The compensation committee generally determines at what time or times each option may be exercised. In general, the vested portion of a stock option may be exercised no later than 90 days following termination of the optionee's employment or service with Global. In the case of a termination of employment because of the death or permanent and total disability of the optionee, the option may be exercised for a period of one year following such termination. Additionally, in the case of a termination due to death the option shall become fully vested upon the optionee's death. In the case of a termination due to the optionee's permanent and totally disability, the option shall continue to vest for the one year period following the optionee's termination because of such disability. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee. Global has also retained the right to cause an optionee to forfeit an option in the case of a termination for "cause" or for taking actions in competition with Global.

  To the extent permitted by an optionee's option grant, in general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from Global have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise (if authorized in the option agreement).

  Stock options granted under the Amended and Restated 1998 Stock Option and Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, Global may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

  Other Awards. The compensation committee may also award:

  . restricted stock, which are shares of common stock subject to restrictions.

  .  restricted stock units, which are stock units subject to restrictions.

  Effect of Certain Corporate Transactions. Certain change of control transactions involving us, such as a sale of Global, may cause awards granted under the Amended and Restated 1998 Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

  Adjustments for Stock Dividends and Similar Events. The compensation committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Amended and Restated 1998 Stock Option and Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

  Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Global to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Amended and Restated 1998 Stock Option and Incentive Plan is designed to permit the compensation committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

  To qualify as performance-based:

  (1) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

  In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

  Under the Internal Revenue Code, a director is an "outside director" of Global if he or she is not a current employee of Global; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of Global; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from Global in any capacity other than as a director.

  The maximum number of shares of common stock subject to options that can be awarded under the Amended and Restated 1998 Stock Option and Incentive Plan to any person is 400,000 per calendar year. The maximum number of shares of common stock that can be awarded under the Amended and Restated 1998 Stock Option and Incentive Plan to any person, other than pursuant to an option, is 400,000 per calendar year.

Federal Income Tax Consequences

  Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for Global. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

  For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

  If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

  Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or Global. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

  If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

  Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under
Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the Amended and Restated 1998 Stock Option and Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Participation in the Amended and Restated 1998 Stock Option and Incentive Plan

  The grant of options under the 1998 Stock Option and Incentive Plan to eligible employees and consultants, including the named executive officers, is subject to the discretion of the compensation committee. As of March 31, 2001 four executive officers (including one officer who also serves on the Board of Directors), six non-employee directors, and approximately 2,900 other employees were eligible to participate in the 1998 Stock Option and Incentive Plan.

  Because participation and the types of awards under the Amended and Restated 1998 Stock Option and Incentive Plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or groups of participants if the Amended and Restated 1998 Stock Option and Incentive Plan is approved are not currently determinable. At this time, however, Global has no commitments to grant options to purchase the proposed additional authorized shares of common stock upon approval of this proposal, other than (1) Global's commitment under Thomas Johnson's employment agreement to grant options to purchase 100,000 shares of Global's common stock to Mr. Johnson annually at an exercise price equal to the stock's fair market value on the date of grant, and (2) Global's practice of granting new directors who are not employees an option to purchase 10,000 shares of common stock when they are first elected to the board, and of granting each non-employee director other than Carl Thoma, William Kessinger and Bruce Gorchow an option to purchase 2,000 shares of common stock for each of the subsequent years during which he or she serves as a director.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the SEC on Forms 3, 4 and 5 for the purpose of reporting their ownership of and transactions in common stock. During the fiscal year ended March 31, 2001, Mr. Thomas Johnson was late in reporting two transaction in shares of common stock, and Mr. Schilling was late in reporting one transaction in shares of common stock.

                            AUDIT COMMITTEE REPORT

  The audit committee recommends Global's independent auditors for approval and appointment by our board of directors. The audit committee also monitors the independence and performance of Global's independent auditors. The audit committee also assists the board by monitoring the integrity of our financial statements, reviewing our compliance with legal and regulatory requirements and overseeing our internal control practices. Further detail on the audit committee's responsibilities is set forth in the audit committee charter adopted by the board of directors, a copy of which is attached as Appendix B. The audit committee members are Bruce Gorchow, Edward Patrone and Eric McCarthey, all of whom are non-employee directors.

  The members of the audit committee are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

  In fulfilling its responsibilities, the committee has reviewed and discussed with Global's management and independent auditors the audited financial statements contained in the 2001 annual report on Form 10-K filed with the Securities and Exchange Commission. Global's management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for opining on the conformity of those audited financial statements with generally accepted accounting principles in the United States.

  The committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the committee received the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, has discussed with the independent auditors the auditors' independence from Global and its management, and has considered the compatibility of non-audit services with the auditor's independence.

  In reliance on the reviews and discussions referred to above, the audit committee recommended to the board the inclusion of the audited financial statements in Global's annual report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee

                                          Bruce Gorchow
                                          Edward Patrone
                                          Eric McCarthey

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Our Board of Directors and the audit committee of our Board of Directors are evaluating our choice of independent auditors. As a result, no independent auditors of the Company have been chosen for the fiscal year ending March 31, 2002. Ernst & Young LLP has served as our independent auditors since our commencement of operations. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions at the meeting.

Audit Fees

  The following table sets forth the fees paid by Global to Ernst & Young LLP for the fiscal year ended March 31, 2001:

  Audit Fees                                                    $178,824
------------------------------------------------------------------------
  Financial Information Systems Design and Implementation Fees  $      0
------------------------------------------------------------------------
  Other Fees                                                    $113,190

  The amounts shown above include out-of-pocket expenses incurred by Ernst & Young LLP in connection with the provision of such services. The amount shown for "Audit Fees" includes fees relating to the audit of our financial statements for the year ended March 31, 2001 and also includes fees relating to quarterly reviews of financial statements, including the Forms 10-Q for the three months ended June 30, 2000, September 30, 2000 and December 31, 2000. The amount shown for "All Other Fees" also includes fees relating to agreed-upon procedures, such as the analysis of inventory processes and the evaluation and review of internal control structure, financial due diligence services relating to acquisitions, transaction services relating to acquisitions, tax advice and consultation and professional services rendered in connection with filings with the SEC.

  The audit committee has considered whether Ernst & Young LLP's provision of the services generating "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining independence.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year's Annual Meeting Proxy Statement

  Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2002 Global Annual Meeting of Stockholders must be received by Global no later than March 8, 2002 according to the proxy solicitation rules of the SEC. Proposals should be sent to the Secretary of Global at 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624. Nothing in this paragraph shall be deemed to require Global to include in its proxy statement and proxy relating to the 2002 Global Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

  A stockholder who wishes to submit a proposal for consideration at the 2002 Global Annual Meeting outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, must, in accordance with Article 2, Section 2.2 of Global's Bylaws, file a written notice with the Secretary of Global which conforms to the requirements of the Bylaws, which are on file with the Securities and Exchange Commission and may be obtained from our Secretary upon request. The officer who will preside at the stockholders meeting will determine whether the information provided in such notice satisfies the informational requirements of the Bylaws. Such notice of a stockholder proposal must be delivered no earlier than May 15, 2002, and no later than

June 14, 2002. Any stockholder proposal that is not submitted in accordance with the foregoing procedures will not be considered to be properly brought before the 2002 Annual Meeting.

               VOTING PROCEDURES AND COSTS OF PROXY SOLICITATION

  Under our Bylaws and the Delaware General Corporation Law, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of our common stock present, in person or by proxy, and entitled to vote at the meeting. Accordingly, abstentions from the election of directors will not affect the election of the candidates receiving the most votes. With respect to approval of the amended and restated stock option plan and all other proposals to come before the meeting, abstentions will have the same effect as votes against such proposal. Shares represented by brokers who are prohibited from exercising discretionary authority because the beneficial owners of such shares have not provided voting instructions, commonly referred to as "broker non-votes", will be counted as present for determining the presence of a quorum, but will not be counted for any purpose in determining the election of directors or the approval of the amended and restated stock option plan and will have no effect on the proposals.

  The cost of preparing, assembling, and mailing the proxy material will be borne by us. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy material to, and to obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

  Your vote is important. Please complete the enclosed proxy card and mail it in the enclosed postage-paid envelope as soon as possible.

                                          By Order of the Board of Directors

                                          /s/ Raymond Schilling
                                          Raymond Schilling
                                          Senior Vice President, Chief
                                           Financial Officer,
                                          Secretary and Treasurer

July 6, 2001

                                                                     Appendix A

                         GLOBAL IMAGING SYSTEMS, INC.

                             AMENDED AND RESTATED
                     1998 STOCK OPTION AND INCENTIVE PLAN

  Global Imaging Systems, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its Amended and Restated 1998 Stock Option and Incentive Plan (the "Plan") as of May 18, 2001, as follows:

1. PURPOSE

  The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2. DEFINITIONS

  For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

    2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

    2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

    2.3 "Benefit Arrangement" shall have the meaning set forth in Section 13 hereof.

    2.4 "Board" means the Board of Directors of the Company.

    2.5 "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company's stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

    2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

    2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board.

    2.8 "Company" means Global Imaging Systems, Inc.

    2.9 "Effective Date" means April 9, 1998, the date on which the Plan was adopted by the Board.

    2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

    2.11 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the NASDAQ National Market if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

    2.12 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

    2.13 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

    2.14 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Unit under the Plan.

    2.15 "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

    2.16 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

    2.17 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

    2.18 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

    2.19 "Option Price" means the purchase price for each share of Stock subject to an Option.

    2.20 "Other Agreement" shall have the meaning set forth in Section 13 hereof.

    2.21 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

    2.22 "Plan" means this Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan.

    2.23 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

    2.24 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

    2.25 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

    2.26 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

    2.27 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

    2.28 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

    2.29 "Stock" means the common stock, par value $0.01 per share, of the Company.

    2.30 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

    2.31 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

3. ADMINISTRATION OF THE PLAN

  3.1. Board.

  The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

  3.2. Committee.

  The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

  3.3. Grants.

  Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

  3.4. No Liability.

  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

  3.5. Applicability of Rule 16b-3.

  Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4. STOCK SUBJECT TO THE PLAN

  Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be 2,520,000, no more than 600,000 of which may be issued pursuant to awards of Restricted

Stock or Restricted Stock Units. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

5. EFFECTIVE DATE AND TERM OF THE PLAN

  5.1. Effective Date.

  The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date by the Company's stockholders. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

  5.2. Term.

  The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6. OPTION GRANTS

  6.1. Company or Subsidiary Employees.

  Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the Company or any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

  6.2. Successive Grants.

  An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. LIMITATIONS ON GRANTS

  7.1. Limitation on Shares of Stock Subject to Grants.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, no person eligible for a Grant under
Section 6 hereof may be awarded Options in any calendar year exercisable for greater than 400,000 shares of Stock (subject to adjustment as provided in Section 16 hereof). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 400,000 per calendar year (subject to adjustment as provided in Section 16 hereof).

  7.2. Limitations on Incentive Stock Options.

  An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company;
(ii) to the extent specifically provided in the related Award Agreement; and
(iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. AWARD AGREEMENT

  Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. OPTION PRICE

  The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be not less than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. VESTING, TERM AND EXERCISE OF OPTIONS

  10.1. Vesting and Option Period.

  Subject to Sections 10.2 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

  10.2. Term.

  Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

  10.3. Acceleration.

  Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

  10.4. Termination of Employment or Other Relationship.

  Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of
Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  10.5. Rights in the Event of Death.

  If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

  10.6. Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  10.7. Limitations on Exercise of Option.

  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

  10.8. Method of Exercise.

  An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by the Award Agreement evidencing the grant of such Option, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or
(iii) to the extent permitted by the Award Agreement evidencing the grant of such Option, by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  10.9. Delivery of Stock Certificates.

  Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11. TRANSFERABILITY OF OPTIONS

  11.1. General Rule

  Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  11.2. Family Transfers.

  If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term "Grantee" shall be deemed to refer to the transferee. The events of termination of the employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Sections 10.4, 10.5 or 10.6.

12. RESTRICTED STOCK

  12.1. Grant of Restricted Stock or Restricted Stock Units.

  The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

  12.2. Restrictions.

  At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the second sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

  12.3. Restricted Stock Certificates.

  The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

  12.4. Rights of Holders of Restricted Stock.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  12.5. Rights of Holders of Restricted Stock Units.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

  12.6. Termination of Employment or Other Relationship.

  Upon the termination of the employment of a Grantee with the Company or a Service Provider or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the

Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  12.7. Rights in the Event of Death.

  If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

  12.8. Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  12.9. Delivery of Stock and Payment Therefor.

  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13. PARACHUTE LIMITATIONS

  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

14. REQUIREMENTS OF LAW

  14.1. General.

  The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  14.2. Rule 16b-3.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15. AMENDMENT AND TERMINATION OF THE PLAN

  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company's stockholders only to the extent required by applicable law, regulations or rules. No Grants may be made after the termination of the Plan. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 15 or
Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16. EFFECT OF CHANGES IN CAPITALIZATION

  16.1. Changes in Stock.

  If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Grants and/or
(ii) the exercise price of outstanding Options to reflect such distribution.

  16.2. Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

  Subject to Section 16.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  16.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

  Subject to the exceptions set forth in the last sentence of this Section 16.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an

Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 16.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 16.3 subject to Section 24.

  16.4. Adjustments.

  Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  16.5. No Limitations on Company.

  The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17. DISCLAIMER OF RIGHTS

  No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

18. NONEXCLUSIVITY OF THE PLAN

  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19. WITHHOLDING TAXES

  The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

20. CAPTIONS

  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21. OTHER PROVISIONS

  Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

22. NUMBER AND GENDER

  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

23. SEVERABILITY

  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24. POOLING

  In the event any provision of the Plan or an Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company or its affiliates and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

25. GOVERNING LAW

  The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

                                                                     Appendix B

                         GLOBAL IMAGING SYSTEMS, INC.

                            AUDIT COMMITTEE CHARTER

  The audit committee of the board of directors shall assist the board in monitoring (1) the integrity of the financial statements of the company, (2) the company's compliance with legal and regulatory requirements and (3) the independence and performance of the company's internal and external auditors.

  The membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be designated by the full board of directors, and who shall meet the following criteria:

  1. Each member of the audit committee must be an independent director within the meaning of the applicable rules of any securities exchange on which the company's securities are traded or, if applicable, the Nasdaq Stock Market.

  2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement, or be become able to do so within a reasonable period of time after his or her appointment to the audit committee.

  3. At least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  The audit committee shall make regular reports to the board.

  In meeting its responsibilities, the audit committee is expected to:

  1. Review and reassess the adequacy of the committee's charter annually and recommend any proposed changes to the board of directors for approval.

  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the company's system of internal controls.

  3. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the company's annual report on Form 10-K.

  4. Review with management and the company's independent auditors any significant financial reporting issues raised by them in connection with the preparation of the company's financial statements.

  5. Review proposed major changes to the company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

  6. Recommend to the board of directors the independent auditors to be engaged.

  7.  Confirm and assure the independence of the independent auditors by:

      a. Obtaining from the independent auditors a formal written statement delineating all relationships between the independent auditors and the company, consistent with Independence Standards Board Standard 1.

      b. Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

      c. Taking, or recommending that the full board of directors take, appropriate action to oversee the independence of the independent auditors.

  8. Review the performance of the independent auditors and, if so determined by the audit committee, recommend that the board replace the independent auditors.

  9. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  10. Review with the independent auditors any management letter provided by the auditors and management's response to that letter.

  11. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

  12. Review with the board as necessary in the audit committee's judgment the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's code of conduct, if any.

  13. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the company's compliance policies and material reports or inquiries received from regulatory bodies.

  14. Meet at least annually with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The committee may ask members of management or others to attend its meeting and provide pertinent information as necessary.

  The company's independent auditors are ultimately accountable to the board of directors of the company and to the audit committee, as representatives of the stockholders of the company. The board of directors and the audit committee, as representatives of the company's stockholders, have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.

  While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and independent auditors or to assure compliance with laws and regulations and the company's code of conduct, if any.

                                                     Appendix C: Form of Proxy

                          GLOBAL IMAGING SYSTEMS, INC.



                                                 THIS IS YOUR PROXY
                                             YOUR VOTE IS IMPORTANT





                            /\ FOLD AND DETACH HERE /\
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES AS IN EXAMPLE.

This proxy, when properly executed, will be voted as directed. If no direction is otherwise made, this proxy will be voted FOR proposal 1, FOR proposal 2 and in the discretion of the named proxies as to any other matters properly presented at the meeting. This proxy may be revoked at any time before it is voted by delivery to Global's Secretary of either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

1. To elect the following nominees to the Board of Directors: Thomas S. Johnson, Carl D. Thoma, R. Eric McCarthey

     [_] FOR ALL     [_] WITHHOLD AUTHORITY   [_] __________________________*
         NOMINEES        TO VOTE FOR ALL      * Instruction: to vote for all
                         NOMINEES nominees except those indicated on the line above.

2. To approve the Amended and Restated 1998 Stock Option and Incentive Plan

     [_] FOR             [_] AGAINST            [_] ABSTAIN
         AMENDED AND         AMENDED AND
         RESTATED            RESTATED
         1998 STOCK          1998 STOCK
         OPTION AND          OPTION AND
         INCENTIVE           INCENTIVE
         PLAN                PLAN

                                                MARK HERE FOR ADDRESS CHANGE
                                                AND NOTE AT
                                                LEFT             [_]

                                                Please sign exactly as your
                                                name appears hereon. Joint
                                                owners should each sign. When
                                                signing as attorney, executor,
                                                administrator, director, or
                                                guardian, please give full
                                                title as such.

Signature:          Date:                Signature:           Date:
-----------------   -----------------    -----------------    ---------------

                           /\ FOLD AND DETACH HERE /\
-------------------------------------------------------------------------------
                         GLOBAL IMAGING SYSTEMS, INC.

            Proxy Solicited on Behalf of the Board of Directors of Global for Annual Meeting to be held on August 13, 2001

   The undersigned, being a stockholder of Global Imaging Systems, Inc. ("Global"), hereby appoints Thomas S. Johnson and Raymond Schilling, or either of them, with full power of substitution in each, as proxies and hereby authorizes such proxies, or either of them, to represent the undersigned at the Annual Meeting of Stockholders of Global to be held at the offices of Global Imaging Systems, Inc., 3820 Northdale Boulevard, Suite 200A, Tampa, Florida 33624 on August 13, 2001, at 10:00 a.m., eastern time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR PREFERENCES UNLESS YOU SIGN AND RETURN THIS CARD.

   Regardless of whether you plan to attend the Annual Meeting of Stockholders, please execute your proxy promptly and return it in the enclosed envelope.